UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 2, 2005

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 2, 2005, Dollar Thrifty Automotive Group, Inc. (the “Company”) received a Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated, as applicable) (the “Director Fee Agreements”) from each of the non-employee members of the Company’s Board of Directors (the “Directors”). The Director Fee Agreements are intended to comply with Internal Revenue Code Section 409A and allow the Directors to (i) elect to receive Board meeting fees in either Company stock, payable annually or deferred to a future date, or in an equivalent cash payment payable quarterly, and (ii) elect to receive Board, Committee and Committee Chair Retainers in Company stock, payable either annually or deferred to a future date.

The foregoing description of each Director Fee Agreement is qualified in its entirety by reference to each Director Fee Agreement, copies of which are attached hereto as Exhibit 10.80 through Exhibit 10.86 and are incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.80	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by Molly Shi Boren

10.81	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by Thomas P. Capo

10.82	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by Maryann N. Keller

10.83	Notice of Election Regarding Payment of Director’s Fees dated December 2, 2005 executed by Edward C. Lumley

10.84	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by John C. Pope

10.85	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by John P. Tierney

10.86	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by Edward L. Wax

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

December 8, 2005	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.80	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by Molly Shi Boren

10.81	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by Thomas P. Capo

10.82	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by Maryann N. Keller

10.83	Notice of Election Regarding Payment of Director’s Fees dated December 2, 2005 executed by Edward C. Lumley

10.84	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by John C. Pope

10.85	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by John P. Tierney

10.86	Notice of Election Regarding Payment of Director’s Fees (As Amended and Restated) dated December 2, 2005 executed by Edward L. Wax

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